Other Non-Current Assets	12 Months Ended
Dec. 31, 2020
Disclosure of other non-current assets [text block] [Abstract]
OTHER NON-CURRENT ASSETS
16.	OTHER NON-CURRENT ASSETS

In June 2016, the Board approved the purchase of the data repository of DNA samples from SharDNA (an Italian entity in liquidation) for EUR 258k, approximately $278k.

Management recognize that the transaction is not the purchase of a business, but the purchase of key assets owned by SharDNA. These assets are owned by Tiziana Life Sciences PLC.

The validity to the sale of the assets has been confirmed by the Italian judicial system however the Company is still unable to utilise these assets until the resolution of the outstanding data protection legal action. This action is unlikely to be resolved for another 2 years so the Company has decided to impair the asset resulting in an impairment charge of $278k.